Exhibit 99.2

Fourth Quarter and Year End 2019 Supplemental Data December 31, 2019 Royal Palm South Beach Miami, a Tribute Portfolio Resort Parc 55 San Francisco, a Hilton Hotel Hilton Hawaiian Village Waikiki Beach Resort

About Park and Safe Harbor Disclosure

About Park Hotels & Resorts Inc.

Park (NYSE: PK) is the second largest publicly-traded lodging real estate company with a diverse portfolio of market-leading hotels and resorts with significant underlying real estate value. Park’s portfolio consists of 60 premium-branded hotels and resorts with over 33,000 rooms primarily located in prime city center and resort locations. Visit www.pkhotelsandresorts.com for more information.

Forward-Looking Statements

This supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements related to Park’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, the effects of competition and the effects of future legislation or regulations, the expected completion of anticipated dispositions, the declaration and payment of future dividends, and other non-historical statements. Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words.

Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements and Park urges investors to carefully review the disclosures Park makes concerning risk and uncertainties in Item 1A: “Risk Factors” in Park’s Annual Report on Form 10-K for the year ended December 31, 2018, as such factors may be updated from time to time in Park’s filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Except as required by law, Park undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Supplemental Financial Information

Park refers to certain non-generally accepted accounting principles (“GAAP”) financial measures in this presentation, including Funds from Operations (“FFO”) calculated in accordance with the guidelines of the National Association of Real Estate Investment Trusts (“Nareit”), Adjusted FFO, FFO per share, Adjusted FFO per share, Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), Adjusted EBITDA, Hotel Adjusted EBITDA, Comparable Hotel Adjusted EBITDA margin, Net debt and Net debt to Adjusted EBITDA ratio. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of its operating performance. Please see the schedules included in this presentation including the “Definitions” section for additional information and reconciliations of such non-GAAP financial measures.

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Waldorf Astoria Orlando lemeridien san Francisco new York Hilton midtown

Waldorf Astoria Orlando Le Meridien San Francisco New York Hilton Midtown

3 |

Financial Statements

Financial statements Casa Marina, a Waldorf Astoria Resort Hilton Chicago Hyatt Regency Mission Bay Spa and Marina

4 |

Financial Statements

Consolidated Balance Sheets

	December 31,
	2019	2018
ASSETS
Property and equipment, net	$9,594	$7,975
Assets held for sale, net	71	—
Investments in affiliates	35	50
Goodwill	607	607
Intangibles, net	46	27
Cash and cash equivalents	346	410
Restricted cash	40	15
Accounts receivable, net of allowance for doubtful accounts of $2 and $1	180	153
Prepaid expenses	83	82
Other assets	40	44
Operating lease right-of-use assets	248	—
TOTAL ASSETS (variable interest entities - $242 and $242)	$11,290	$9,363
LIABILITIES AND EQUITY
Liabilities
Debt	$3,871	$2,948
Accounts payable and accrued expenses	217	183
Due to hotel managers	159	137
Due to Hilton Grand Vacations	—	135
Deferred income tax liabilities	50	42
Other liabilities	282	332
Operating lease liabilities	260	—
Total liabilities (variable interest entities - $219 and $217)	4,839	3,777

Stockholders' Equity
Common stock, par value $0.01 per share, 6,000,000,000 shares authorized, 239,589,639 shares issued and 239,386,877 shares outstanding as of December 31, 2019 and 201,290,458 shares issued and 201,198,381 shares outstanding as of December 31, 2018	2	2
Additional paid-in capital	4,575	3,589
Retained earnings	1,922	2,047
Accumulated other comprehensive loss	(3)	(6)
Total stockholders' equity	6,496	5,632
Noncontrolling interests	(45)	(46)
Total equity	6,451	5,586
TOTAL LIABILITIES AND EQUITY	$11,290	$9,363

5 |

Financial Statements (continued)

Consolidated Statements of Operations

upplementary financial information juniper hotel, curio collection hotel adagio, autograph collection the reach, a waldorf Astoria resort

(in millions, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Revenues
Rooms	$500	$418	$1,771	$1,716
Food and beverage	209	181	743	713
Ancillary hotel	83	68	253	236
Other	18	19	77	72
Total revenues	810	686	2,844	2,737

Operating expenses
Rooms	133	112	467	449
Food and beverage	147	127	518	495
Other departmental and support	185	158	638	627
Other property-level	67	50	219	207
Management fees	38	34	139	137
Casualty (gain) loss and impairment loss, net	(26)	—	(18)	(1)
Depreciation and amortization	80	69	264	277
Corporate general and administrative	15	18	62	65
Acquisition costs	5	—	70	—
Other	17	19	78	73
Total expenses	661	587	2,437	2,329

(Loss) gain on sales of assets, net	(1)	(2)	19	96

Operating income	148	97	426	504

Interest income	1	2	6	6
Interest expense	(42)	(33)	(140)	(127)
Equity in earnings from investments in affiliates	(4)	2	14	18
Loss on foreign currency transactions	1	1	(1)	(3)
Other gain (loss), net	45	(4)	46	102

Income before income taxes	149	65	351	500
Income tax expense	(23)	(10)	(35)	(23)
Net income	126	55	316	477
Net income attributable to noncontrolling interests	(3)	(1)	(10)	(5)
Net income attributable to stockholders	$123	$54	$306	$472

Earnings per share:
Earnings per share - Basic	$0.51	$0.27	$1.44	$2.32
Earnings per share - Diluted	$0.51	$0.27	$1.44	$2.31

Weighted average shares outstanding - Basic	239	200	212	203
Weighted average shares outstanding - Diluted	240	201	213	204

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Supplementary Financial Information

7 |

Supplementary Financial Information

EBITDA and Adjusted EBITDA

(unaudited, in millions)	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Net income	$126	$55	$316	$477
Depreciation and amortization expense	80	69	264	277
Interest income	(1)	(2)	(6)	(6)
Interest expense	42	33	140	127
Income tax expense	23	10	35	23
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	4	6	23	26
EBITDA	274	171	772	924
Loss (gain) on sales of assets, net	1	2	(19)	(96)
Gain on sale of investments in affiliates(1)	(44)	—	(44)	(107)
(Gain) loss on foreign currency transactions	(1)	(1)	1	3
Transition expense	—	—	—	3
Acquisition costs	5	—	70	—
Severance expense	—	—	2	2
Share-based compensation expense	4	4	16	16
Casualty (gain) loss and impairment loss, net	(26)	—	(18)	(1)
Other items	10	8	6	10
Adjusted EBITDA	$223	$184	$786	$754

__________________________________

(1)	Included in other gain (loss), net in the consolidated statements of operations.

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Supplementary Financial Information (continued)

Pro-forma Comparable Hotel Adjusted EBITDA and Pro-forma Comparable Hotel Adjusted EBITDA Margin(1)

	Three Months Ended		Year Ended
(unaudited, dollars in millions)	December 31,		December 31,
	2019	2018	2019	2018
Adjusted EBITDA(2)	$223	$184	$786	$754
Less: Adjusted EBITDA from investments in affiliates	6	9	37	45
Less: All other(3)	(12)	(13)	(53)	(52)
Hotel Adjusted EBITDA(2)	229	188	802	761
Add: Adjusted EBITDA from hotels acquired(1)	—	41	129	181
Less: Adjusted EBITDA from hotels disposed of	2	13	21	54
Less: Adjusted EBITDA from other non-comparable hotels	16	6	15	11
Pro-forma Comparable Hotel Adjusted EBITDA(1)	$211	$210	$895	$877

	Three Months Ended		Year Ended
	December 31,		December 31,
	2019	2018	2019	2018
Total Revenues	$810	$686	$2,844	$2,737
Less: Other revenue	18	19	77	72
Add: Revenue from hotels acquired(1)	—	134	406	561
Less: Revenues from hotels disposed of	13	56	92	255
Less: Revenues from other non-comparable hotels(4)	32	13	56	32
Pro-forma Comparable Hotel Revenues(1)	$747	$732	$3,025	$2,939

	Three Months Ended				Year Ended
	December 31,				December 31,
	2019	2018	Change(5)		2019	2018	Change(5)
Pro-forma Comparable Hotel Revenues(1)	$747	$732	2.1%		$3,025	$2,939	3.0%
Pro-forma Comparable Hotel Adjusted EBITDA(1)	$211	$210	0.7%		$895	$877	2.1%
Pro-forma Comparable Hotel Adjusted EBITDA margin(1)	28.3%	28.7%	(40	) bps	29.6%	29.9%	(30	) bps

(1)	Assumes hotels were acquired on January 1, 2018.
(2)	Includes EBITDA of $34 million and $42 million for the three and twelve months ended December 31, 2019, respectively, for the period of ownership of the 18 hotels acquired in the Chesapeake merger.
(3)

Includes other revenues and other expenses, non-income taxes on TRS leases included in other property-level expenses and corporate general and administrative expenses in the consolidated statements of operations.

(4)	Includes revenues from Park's non-comparable hotels and rental revenues from office space and antenna rent leases located at its hotels.
(5)	Percentages are calculated based on unrounded numbers.

9 |

Supplementary Financial Information (continued)

Nareit FFO and Adjusted FFO

(unaudited, in millions, except per share data)	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Net income attributable to stockholders	$123	$54	$306	$472
Depreciation and amortization expense	80	69	264	277
Depreciation and amortization expense attributable to noncontrolling interests	(1)	(1)	(4)	(4)
Loss (gain) on sales of assets, net	1	2	(19)	(96)
Gain on sale of investments in affiliates(1)	(44)	—	(44)	(107)
Equity investment adjustments:
Equity in earnings from investments in affiliates	4	(2)	(14)	(18)
Pro rata FFO of investments in affiliates	4	6	31	34
Nareit FFO attributable to stockholders	167	128	520	558
Loss on foreign currency transactions	(1)	(1)	1	3
Casualty gain, net	(26)	—	(18)	(1)
Transition expense	—	—	—	3
Acquisition costs	5	—	70	—
Severance expense	—	—	2	2
Share-based compensation expense	4	4	16	16
Other items(2)	24	16	22	22
Adjusted FFO attributable to stockholders	$173	$147	$613	$603

Nareit FFO per share - Diluted(3)	$0.70	$0.63	$2.44	$2.73
Adjusted FFO per share - Diluted(3)	$0.72	$0.73	$2.88	$2.96
Weighted average shares outstanding - Diluted	240	201	213	204

__________________________________

(1)	Included in other gain (loss), net in the consolidated statements of operations.
(2)

For 2019, includes $15 million of income tax expense associated with the sales of hotels in 2019. For 2018, includes $13 million of income tax expense, primarily attributable to an additional built-in gain deferred tax liability as a result of the enactment of the Tax Cuts and Jobs Act, which prohibits the sale of ancillary hotel furniture, fixtures and equipment in a like-kind exchange.

(3)	Per share amounts are calculated based on unrounded numbers and are calculated independently for each period presented.

10 |

Supplementary Financial Information (continued)

Historical Pro-forma Comparable Hotel Metrics

The financial information below is for the 54 comparable hotels owned as of December 31, 2019(1).

	Three Months Ended				Full Year
(unaudited)	March 31,	June 30,	September 30,	December 31,	December 31,
	2019	2019	2019	2019	2019
Pro-forma Comparable RevPAR	$179.25	$196.47	$189.30	$178.39	$185.86
Pro-forma Comparable Occupancy	79.1%	87.2%	85.0%	80.9%	83.1%
Pro-forma Comparable ADR	$226.50	$225.40	$222.73	$220.54	$223.78

Pro-forma Comparable Hotel Revenues (in millions)	$731	$801	$746	$747	$3,025
Pro-forma Comparable Hotel Adjusted EBITDA (in millions)	$209	$258	$217	$211	$895
Pro-forma Comparable Hotel Adjusted EBITDA margin	28.6%	32.2%	29.0%	28.3%	29.6%

	Three Months Ended				Full Year
(unaudited)	March 31,	June 30,	September 30,	December 31,	December 31,
	2018	2018	2018	2018	2018
Pro-forma Comparable RevPAR	$172.01	$195.39	$187.32	$177.21	$183.01
Pro-forma Comparable Occupancy	79.2%	86.5%	85.1%	80.1%	82.8%
Pro-forma Comparable ADR	$217.18	$225.88	$220.19	$221.27	$221.23

Pro-forma Comparable Hotel Revenues (in millions)	$696	$793	$718	$732	$2,939
Pro-forma Comparable Hotel Adjusted EBITDA (in millions)	$194	$263	$210	$210	$877
Pro-forma Comparable Hotel Adjusted EBITDA margin	27.8%	33.1%	29.3%	28.7%	29.9%

__________________________________

(1)	Assumes hotels were acquired on January 1, 2018.

11 |

Supplementary Financial Information (continued)

Historical Pro-forma Comparable Hotel Adjusted EBITDA – 2019

The financial information below is for the 54 comparable hotels owned as of December 31, 2019.

	Three Months Ended				Full Year
(unaudited, in millions)	March 31,	June 30,	September 30,	December 31,	December 31,
	2019	2019	2019	2019	2019
Net income	$97	$84	$9	$126	$316
Depreciation and amortization expense	62	61	61	80	264
Interest income	(1)	(2)	(2)	(1)	(6)
Interest expense	32	33	33	42	140
Income tax expense	7	5	—	23	35
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	5	7	7	4	23
EBITDA	202	188	108	274	772
(Gain) loss on sales of assets, net	(31)	12	(1)	1	(19)
Gain on sale of investments in affiliates(1)	—	—	—	(44)	(44)
Loss (gain) on foreign currency transactions	—	—	2	(1)	1
Acquisition costs	—	6	59	5	70
Severance expense	1	1	—	—	2
Share-based compensation expense	4	4	4	4	16
Casualty and impairment loss, net	—	—	8	(26)	(18)
Other items	—	(4)	—	10	6
Adjusted EBITDA	176	207	180	223	786
Add: Adjusted EBITDA from hotels acquired(2)	37	53	39	—	129
Less: Adjusted EBITDA from hotels disposed of	10	8	1	2	21
Less: Adjusted EBITDA from investments in affiliates disposed	—	1	1	—	2
Pro-forma Adjusted EBITDA(2)	203	251	217	221	892
Less: Adjusted EBITDA from investments in affiliates	10	11	8	6	35
Less: All other(3)	(15)	(14)	(12)	(12)	(53)
Pro-forma Hotel Adjusted EBITDA(2)	208	254	221	227	910
Less: Adjusted EBITDA from other non-comparable hotels	(1)	(4)	4	16	15
Pro-forma Comparable Hotel Adjusted EBITDA(2)	$209	$258	$217	$211	$895

__________________________________

(1)	Included in other gain (loss), net in the consolidated statement of operations.
(2)	Assumes hotels were acquired on January 1, 2018.
(3)

Includes other revenues and other expenses, non-income taxes on TRS leases included in other property-level expenses and corporate general and administrative expenses in the consolidated statement of operations.

12 |

Supplementary Financial Information (continued)

Historical Pro-forma Comparable Hotel Adjusted EBITDA – 2018

The financial information below is for the 54 comparable hotels owned as of December 31, 2019.

	Three Months Ended				Full Year
(unaudited, in millions)	March 31,	June 30,	September 30,	December 31,	December 31,
	2018	2018	2018	2018	2018
Net income	$149	$218	$55	$55	$477
Depreciation and amortization expense	70	69	69	69	277
Interest income	(1)	(1)	(2)	(2)	(6)
Interest expense	31	31	32	33	127
Income tax (benefit) expense	—	13	—	10	23
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	7	5	8	6	26
EBITDA	256	335	162	171	924
Gain on sales of assets, net	(89)	(7)	(2)	2	(96)
(Gain) loss on sale of investments in affiliates(1)	—	(108)	1	—	(107)
(Gain) loss on foreign currency transactions	(1)	4	1	(1)	3
Transition expense	2	—	1	—	3
Severance expense	—	1	1	—	2
Share-based compensation expense	4	4	4	4	16
Casualty (gain) loss and impairment loss, net	—	—	(1)	—	(1)
Other items	2	(1)	1	8	10
Adjusted EBITDA	174	228	168	184	754
Add: Adjusted EBITDA from hotels acquired(2)	36	55	49	41	181
Less: Adjusted EBITDA from hotels disposed of	16	17	10	11	54
Less: Adjusted EBITDA from investments in affiliates disposed of	1	1	1	—	3
Pro-forma Adjusted EBITDA(2)	193	265	206	214	878
Less: Adjusted EBITDA from investments in affiliates	11	11	9	11	42
Less: All other(3)	(12)	(14)	(13)	(13)	(52)
Pro-forma Hotel Adjusted EBITDA(2)	194	268	210	216	888
Less: Adjusted EBITDA from other non-comparable hotels	—	5	—	6	11
Pro-forma Comparable Hotel Adjusted EBITDA(2)	$194	$263	$210	$210	$877

__________________________________

(1)	Included in other gain (loss), net in the consolidated statement of operations.
(2)	Assumes hotels were acquired on January 1, 2018.
(3)

Includes other revenues and other expenses, non-income taxes on TRS leases included in other property-level expenses and corporate general and administrative expenses in the consolidated statement of operations.

13 |

Supplementary Financial Information (continued)

Historical Pro-forma Comparable Hotel Revenues – 2019 and 2018

The financial information below is for the 54 comparable hotels owned as of December 31, 2019.

	Three Months Ended				Full Year
(unaudited, in millions)	March 31,	June 30,	September	December 31,	December 31,
	2019	2019	2019	2019	2019
Total Revenues	$659	$703	$672	$810	$2,844
Less: Other revenue	18	19	22	18	77
Add: Revenues from hotels acquired(1)	130	151	125	—	406
Less: Revenues from hotels disposed of	37	29	13	13	92
Less: Revenues from non-comparable hotels(2)	3	5	16	32	56
Pro-forma Comparable Hotel Revenues(1)	$731	$801	$746	$747	$3,025

	Three Months Ended				Full Year
(unaudited, dollars in millions)	March 31,	June 30,	September 30,	December 31,	December 31,
	2018	2018	2018	2018	2018
Total Revenues	$668	$731	$652	$686	$2,737
Less: Other revenue	17	17	19	19	72
Add: Revenues from hotels acquired(1)	127	152	148	134	561
Less: Revenues from hotels disposed of	79	65	55	56	255
Less: Revenues from non-comparable hotels(2)	3	8	8	13	32
Pro-forma Comparable Hotel Revenues(1)	$696	$793	$718	$732	$2,939

__________________________________

(1)	Assumes hotels were acquired on January 1, 2018.
(2)	Includes revenues from Park's non-comparable hotels and rental revenues from office space and antenna rent leases located at its hotels.

14 |

Supplementary Financial Information (continued)

General and Administrative Expenses

(unaudited, in millions)	Three Months Ended		Year Ended
	December 31,		December 31,
	2019	2018	2019	2018
Corporate general and administrative expenses	$15	$18	$62	$65
Less:
Share-based compensation expense	4	4	16	16
Transition expense	—	—	—	3
Disposition costs	1	2	2	2
Severance expense	—	—	1	1
G&A, excluding expenses not included in Adjusted EBITDA	$10	$12	$43	$43

15 |

Supplementary Financial Information (continued)

Pro-forma Net Debt and Pro-forma Net Debt to Pro-forma Adjusted EBITDA Ratio

(unaudited, in millions)	December 31, 2019	December 31, 2018
Debt(1)	$3,871	$4,098
Add: unamortized deferred financing costs and discount(2)	18	22
Less: unamortized premium	3	—
Long-term debt, including current maturities and excluding unamortized deferred financing cost, premiums and discounts	3,886	4,120
Add: Park's share of unconsolidated affiliates debt, excluding unamortized deferred financing costs	225	233
Less: cash and cash equivalents(3)	346	376
Less: restricted cash(4)	40	47
Pro-forma Net debt	$3,725	$3,930
Pro-forma Adjusted EBITDA(5)	$892	$878
Pro-forma Net debt to Pro-forma Adjusted EBITDA ratio	4.2x	4.5x

__________________________________

(1)	Debt as of December 31, 2018 includes $312 million of assumed Chesapeake mortgage loans and $850 million term facility borrowings, less $12 million of related unamortized deferred financing costs.
(2)

Unamortized deferred financing costs as of December 31, 2018 includes $12 million of unamortized deferred financing costs associated with the assumed Chesapeake mortgage loans and term facility entered into in September 2019.

(3)	Cash and cash equivalents as of December 31, 2018 includes Chesapeake's cash and cash equivalents of $71 million, less $105 million of costs associated with the acquisition.
(4)	Restricted cash as of December 31, 2018 includes Chesapeake’s restricted cash of $32 million.
(5)	See slides 12 and 13 for Pro-forma Adjusted EBITDA at December 31, 2019 and 2018.

16 |

Guidance

Guidance hyatt centric fisherman’s wharf Hilton Waikoloa village san Francisco union square

17 |

Guidance

2020 Guidance and Assumptions

(unaudited, dollars in millions, except per share amounts and\ Comparable RevPAR)

	2020 Outlook
	as of February 26, 2020
Metric	Low		High

Comparable RevPAR Growth	(1.0)%		1.0%
Comparable RevPAR	$184		$188

Net income	$279		$308
Net income attributable to stockholders	$268		$297
Diluted earnings per share(1)	$1.12		$1.24

Adjusted EBITDA	$800		$830
Comparable Hotel Adjusted EBITDA margin change	(175)	bps	(100)	bps
Adjusted FFO per share - Diluted(1)	$2.55		$2.67

__________________________________

(1)     Per share amounts are calculated based on unrounded numbers.

Full-year 2020 guidance is based in part on the following assumptions:

•	The Chesapeake portfolio was held for the full-year 2019 when calculating Comparable RevPAR Growth and Comparable Hotel Adjusted EBITDA margin change;
•

Includes $0 of Adjusted EBITDA form the Caribe Hilton (versus the $8 million of Adjusted EITDA the hotel generated pre-hurricane) as the hotel continues to ramp up full operations and absorb increased insurance premiums from the hurricane;

•	RevPAR growth disruption of 50 bps and Adjusted EBITDA disruption of $12 million related to the meeting space ROI projects at the Hilton Orlando Bonnet Creek and Waldorf Astoria Orlando;
•	General and administrative expenses are projected to be $43 million, excluding $14 million of non-cash share-based compensation expense;
•	Fully diluted weighted average shares are expected to be 240 million; and
•	Does not take into account potential future acquisitions and dispositions, including those currently under contract, which could result in a material change to Park’s outlook.

18 |

Guidance (continued)

EBITDA and Adjusted EBITDA

	Year Ending
(unaudited, in millions)	December 31, 2020
	Low Case	High Case
Net income	$279	$308
Depreciation and amortization expense	309	309
Interest income	(5)	(5)
Interest expense	159	159
Income tax expense	13	14
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	19	19
EBITDA	774	804
Severance expense	1	1
Share-based compensation expense	14	14
Other items	11	11
Adjusted EBITDA	$800	$830

19 |

Guidance (continued)

Nareit FFO and Adjusted FFO

	Year Ending
(unaudited, in millions except per share data)	December 31, 2020
	Low Case	High Case
Net income attributable to stockholders	$268	$297
Depreciation and amortization expense	309	309
Depreciation and amortization expense attributable to noncontrolling interests	(4)	(4)
Equity investment adjustments:
Equity in earnings from investments in affiliates	(15)	(15)
Pro rata FFO of equity investments	29	29
Nareit FFO attributable to stockholders	587	616
Severance expense	1	1
Share-based compensation expense	14	14
Other items	11	11
Adjusted FFO attributable to stockholders	$613	$642
Adjusted FFO per share - Diluted(1)	$2.55	$2.67
Weighted average diluted shares outstanding	240.0	240.0

__________________________________

(1)	Per share amounts are calculated based on unrounded numbers.

20 |

Portfolio and Operating Metrics

Portfolio and Operating Metrics Hilton Santa Barbara Beachfront Resort Hilton New Orleans Riverside Waldorf Astoria Orlando GolfClub

21 |

Portfolio and Operating Metrics

Hotel Portfolio as of February 26, 2020

Hotel Name	Rooms	Market	Meeting Space (square feet)	Ownership	Equity Ownership	Debt (in millions)
Consolidated Portfolio

Hilton Hawaiian Village Waikiki Beach Resort	2,860	Hawaii	150,000	Fee Simple	100%	$1,275
Hilton San Francisco Union Square	1,921	San Francisco	130,000	Fee Simple	100%	$725	(1)
New York Hilton Midtown	1,878	New York	151,000	Fee Simple	100%	—
Hilton New Orleans Riverside	1,622	New Orleans	130,000	Fee Simple	100%	—
Hilton Chicago	1,544	Chicago	234,000	Fee Simple	100%	—
Parc 55 San Francisco - a Hilton Hotel	1,024	San Francisco	30,000	Fee Simple	100%	—	(1)
Hilton Orlando Bonnet Creek	1,009	Orlando	132,000	Fee Simple	100%	—
DoubleTree Hotel Seattle Airport	850	Seattle	34,000	Leasehold	100%	—
Hilton Orlando Lake Buena Vista	814	Orlando	78,000	Leasehold	100%	—
Caribe Hilton(2)	652	Other U.S.	65,000	Fee Simple	100%	—
Hilton Waikoloa Village	644	Hawaii	235,000	Fee Simple	100%	—
DoubleTree Hotel Washington DC – Crystal City	627	Washington, D.C.	31,000	Fee Simple	100%	—
Hilton Denver City Center	613	Denver	50,000	Fee Simple	100%	$61
Hilton Boston Logan Airport	604	Boston	30,000	Leasehold	100%	—
W Chicago - Lakeshore	520	Chicago	21,000	Fee Simple	100%	—
Hilton Miami Airport	508	Miami	32,000	Fee Simple	100%	—
DoubleTree Hotel San Jose	505	Other U.S.	48,000	Fee Simple	100%	—
Hyatt Regency Boston	502	Boston	30,000	Fee Simple	100%	$142
Waldorf Astoria Orlando	502	Orlando	42,000	Fee Simple	100%	—
Hilton Salt Lake City Center	499	Other U.S.	24,000	Leasehold	100%	—
DoubleTree Hotel Ontario Airport	482	Southern California	27,000	Fee Simple	67%	$30
Hilton McLean Tysons Corner	458	Washington, D.C.	27,000	Fee Simple	100%	—
Hyatt Regency Mission Bay Spa and Marina	438	Southern California	24,000	Leasehold	100%	—
Boston Marriott Newton	430	Boston	34,000	Fee Simple	100%	—
W Chicago - City Center	403	Chicago	13,000	Fee Simple	100%	$78
Hilton Seattle Airport & Conference Center	396	Seattle	40,000	Leasehold	100%	—
Royal Palm South Beach Miami, a Tribute Portfolio Resort	393	Miami	10,000	Fee Simple	100%	—
DoubleTree Hotel Spokane City Center	375	Other U.S.	21,000	Fee Simple	10%	$12
Hilton Santa Barbara Beachfront Resort	360	Southern California	40,000	Fee Simple	50%	$165
Hilton Oakland Airport	360	Other U.S.	16,000	Leasehold	100%	—
Le Meridien San Francisco	360	San Francisco	13,000	Fee Simple	100%	—
JW Marriott San Francisco Union Square	344	San Francisco	12,000	Leasehold	100%	—
Hyatt Centric Fisherman's Wharf	316	San Francisco	19,000	Fee Simple	100%	—
Hilton Short Hills	314	Other U.S.	14,000	Fee Simple	100%	—
Casa Marina, A Waldorf Astoria Resort	311	Key West	23,000	Fee Simple	100%	—
DoubleTree Hotel San Diego – Mission Valley	300	Southern California	24,000	Leasehold	100%	—

(1)	Single $725 million CMBS loan secured by Hilton San Francisco Union Square and Parc 55 San Francisco – a Hilton Hotel.
(2)	Classified as a non-comparable hotel in 2020.

22 |

Portfolio and Operating Metrics (continued)

Hotel Portfolio as of February 26, 2020

Hotel Name	Rooms	Market	Meeting Space (square feet)	Ownership	Equity Ownership	Debt(1) (in millions)
Consolidated Portfolio (continued)

Embassy Suites Kansas City Plaza	266	Other U.S.	11,000	Leasehold	100%	—
Embassy Suites Austin Downtown South Congress	262	Other U.S.	2,000	Leasehold	100%	—
DoubleTree Hotel Sonoma Wine Country	245	Other U.S.	50,000	Leasehold	100%	—
Juniper Hotel Cupertino, Curio Collection	224	Other U.S.	5,000	Fee Simple	100%	—
Hilton Chicago/Oak Brook Suites	211	Chicago	3,000	Fee Simple	100%	—
Hotel Indigo San Diego Gaslamp Quarter	210	Southern California	6,000	Fee Simple	100%	—
Courtyard Washington Capitol Hill/Navy Yard	204	Washington, D.C.	2,000	Fee Simple	100%	—
Homewood Suites by Hilton Seattle Convention Center Pike Street	195	Seattle	1,000	Fee Simple	100%	—
Hilton Checkers Los Angeles	193	Southern California	3,000	Fee Simple	100%	$28
Embassy Suites Phoenix Airport	182	Other U.S.	5,000	Leasehold	100%	—
Hotel Adagio, Autograph Collection	171	San Francisco	4,000	Fee Simple	100%	—
Hilton Garden Inn LAX/El Segundo	162	Southern California	3,000	Fee Simple	100%	—
DoubleTree Hotel Durango	159	Other U.S.	6,000	Leasehold	100%	—
The Reach Key West, Curio Collection	150	Key West	22,000	Fee Simple	100%	—
Hampton Inn & Suites Memphis – Shady Grove	131	Other U.S.	1,000	Fee Simple	100%	—
Hilton Garden Inn Chicago/Oak Brook Terrace	128	Chicago	2,000	Fee Simple	100%	—
W New Orleans - French Quarter	97	New Orleans	1,000	Fee Simple	100%
Total Consolidated Portfolio (53 Hotels)	28,928		2,161,000			$2,516

Unconsolidated Joint Venture Portfolio

Hilton Orlando	1,424	Orlando	236,000	Fee Simple	20%	$95
Hilton San Diego Bayfront	1,190	San Diego	165,000	Leasehold	25%	$55
Capital Hilton	550	Washington, D.C.	30,000	Fee Simple	25%	$25
Hilton La Jolla Torrey Pines	394	Other U.S.	41,000	Leasehold	25%	$24
Embassy Suites Alexandria Old Town	288	Washington, D.C.	7,000	Fee Simple	50%	$26
Embassy Suites Secaucus Meadowlands	261	Other U.S.	1,000	Leasehold	50%	—
DoubleTree Hotel Las Vegas Airport	190	Other U.S.	3,000	Fee Simple	50%	—
Total Unconsolidated Joint Venture Portfolio	4,297		483,000			$225

TOTAL PARK HOTELS & RESORTS PORTFOLIO (60 Hotels)	33,225		2,644,000			$2,741

(1)Debt related to unconsolidated joint ventures is presented on a pro-rata basis.

23 |

Portfolio and Operating Metrics (continued)

Pro-forma Comparable Hotels by Market: Q4 2019 vs. Q4 2018

(unaudited)			Pro-forma Comparable ADR(1)			Pro-forma Comparable Occupancy(1)				Pro-forma Comparable RevPAR(1)			Pro-forma Comparable Total RevPAR(1)
	Hotels	Rooms	4Q19	4Q18(2)	Change(3)	4Q19	4Q18	Change		4Q19	4Q18(2)	Change(3)	4Q19	4Q18(2)	Change(3)
Hawaii	2	3,504	$259.77	$245.70	5.7%	86.7%	84.3%	2.4%	pts	$225.31	$207.19	8.7%	$378.40	$351.64	7.6%
San Francisco	6	4,136	275.06	264.71	3.9	88.1	88.7	(0.6)		242.31	234.71	3.2	316.43	305.28	3.7
Orlando	3	2,325	201.76	196.09	2.9	83.2	81.1	2.1		167.89	159.13	5.5	317.26	308.37	2.9
New Orleans	2	1,719	190.05	195.74	(2.9)	67.8	70.5	(2.7)		128.86	138.06	(6.7)	222.14	232.22	(4.3)
Boston	3	1,536	218.77	234.23	(6.6)	82.5	81.1	1.4		180.46	189.95	(5.0)	257.23	258.84	(0.6)
New York	1	1,878	322.09	339.98	(5.3)	94.3	93.8	0.5		303.70	318.72	(4.7)	496.97	506.96	(2.0)
Southern California	7	2,145	171.46	177.18	(3.2)	81.6	80.7	0.9		139.85	142.96	(2.2)	226.23	222.10	1.9
Chicago	5	2,806	194.91	205.81	(5.3)	72.0	70.2	1.8		140.40	144.64	(2.9)	219.83	223.95	(1.8)
Key West	2	461	392.44	360.85	8.8	62.1	77.7	(15.6)		243.62	280.31	(13.1)	439.35	417.31	5.3
Denver	1	613	165.88	176.49	(6.0)	82.9	71.0	11.9		137.60	125.35	9.8	208.17	185.50	12.2
Miami	2	901	173.58	178.11	(2.5)	87.0	88.3	(1.3)		151.02	157.35	(4.0)	215.98	217.65	(0.8)
Washington, D.C.	4	1,486	182.15	174.34	4.5	71.8	73.0	(1.2)		130.70	127.24	2.7	187.33	188.96	(0.9)
Seattle	3	1,441	129.90	138.22	(6.0)	77.7	79.4	(1.7)		100.96	109.84	(8.1)	146.14	152.40	(4.1)
Other	12	3,522	174.39	178.19	(2.1)	76.3	72.9	3.4		133.11	130.02	2.4	184.51	178.55	3.3
Total Domestic	53	28,473	$221.39	$222.16	(0.3)%	81.0%	80.2%	0.8%	pts	$179.39	$178.20	0.7%	$277.29	$271.66	2.1%

Total International	1	503	$166.32	$164.98	0.8%	72.7%	72.9%	(0.2)%	pts	$120.89	$120.30	0.5%	$180.08	$177.11	1.7%
All Markets	54	28,976	$220.54	$221.27	(0.3)%	80.9%	80.1%	0.8%	pts	$178.39	$177.21	0.7%	$275.63	$270.04	2.1%

(1)	Assumes hotels were acquired on January 1, 2018.
(2)	Presented on a currency neutral basis (prior periods are reflected using the current period exchange rates).
(3)	Calculated based on unrounded numbers.

24 |

Portfolio and Operating Metrics (continued)

Pro-forma Comparable Hotels by Market: Q4 2019 vs. Q4 2018

(unaudited, dollars in millions)			Pro-forma Comparable Hotel Adjusted EBITDA(1)			Pro-forma Comparable Hotel Revenue(1)			Pro-forma Comparable Hotel Adjusted EBITDA Margin(1)
	Hotels	Rooms	4Q19	4Q18(2)	Change(3)	4Q19	4Q18(2)	Change(3)	4Q19	4Q18(2)	Change
Hawaii	2	3,504	$49	$44	11.3%	$138	$128	7.6%	35.2%	34.0%	120	bps
San Francisco	6	4,136	30	31	(1.5)	120	116	3.7	25.2	26.5	(130)
Orlando	3	2,325	22	22	(1.2)	68	66	2.9	31.8	33.1	(130)
New Orleans	2	1,719	12	12	(3.2)	35	37	(4.3)	33.7	33.3	40
Boston	3	1,536	12	12	(4.8)	36	36	(0.3)	31.6	33.1	(150)
New York	1	1,878	22	24	(7.5)	86	88	(2.0)	25.8	27.3	(150)
Southern California	7	2,145	13	13	0.8	45	44	2.3	28.6	29.0	(40)
Chicago	5	2,806	11	11	(2.8)	57	58	(1.8)	18.5	18.7	(20)
Key West	2	461	7	6	15.0	19	18	5.3	38.3	35.1	320
Denver	1	613	4	4	10.2	12	10	12.2	37.2	37.9	(70)
Miami	2	901	6	7	(4.2)	18	18	(0.8)	34.2	35.4	(120)
Washington, D.C.	4	1,486	7	7	(3.4)	26	26	(0.9)	25.5	26.2	(70)
Seattle	3	1,441	2	3	(37.2)	19	20	(4.1)	11.1	16.9	(580)
Other	12	3,522	12	12	4.4	60	58	3.4	21.8	21.6	20
Total Domestic	53	28,473	$209	$208	0.7%	$739	$723	2.1%	28.3%	28.7%	(40)	bps

Total International	1	503	$2	$2	4.6%	$8	$9	(9.4)%	30.9%	30.0%	90	bps
All Markets	54	28,976	$211	$210	0.7%	$747	$732	2.1%	28.3%	28.7%	(40)	bps

(1)	Assumes hotels were acquired on January 1, 2018.
(2)	Presented on a currency neutral basis (prior periods are reflected using the current period exchange rates).
(3)	Calculated based on unrounded numbers.

25 |

Portfolio and Operating Metrics (continued)

Pro-forma Comparable Hotels by Market: Full Year 2019 vs. Full Year 2018

(unaudited)			Pro-forma Comparable ADR(1)			Pro-forma Comparable Occupancy(1)				Pro-forma Comparable RevPAR(1)			Pro-forma Comparable Total RevPAR(1)
	Hotels	Rooms	2019	2018(2)	Change(3)	2019	2018	Change		2019	2018(2)	Change(3)	2019	2018(2)	Change(3)
Hawaii	2	3,504	$259.62	$252.17	3.0%	89.7%	87.5%	2.2%	pts	$232.89	$220.73	5.5%	$397.10	$365.02	8.8%
San Francisco	6	4,136	289.34	275.21	5.1	90.8	89.8	1.0		262.64	247.02	6.3	335.91	318.21	5.6
Orlando	3	2,325	199.68	197.84	0.9	79.3	79.4	(0.1)		158.43	157.14	0.8	320.62	318.59	0.6
New Orleans	2	1,719	193.52	192.20	0.7	73.2	74.8	(1.6)		141.74	143.81	(1.4)	242.39	241.38	0.4
Boston	3	1,536	230.29	231.00	(0.3)	85.0	85.9	(0.9)		195.76	198.33	(1.3)	263.89	263.11	0.3
New York	1	1,878	280.82	293.08	(4.2)	90.9	88.7	2.2		255.22	259.93	(1.8)	413.98	417.90	(0.9)
Southern California	7	2,145	186.91	184.28	1.4	85.6	85.2	0.4		160.00	156.97	1.9	242.87	232.43	4.5
Chicago	5	2,806	194.41	201.05	(3.3)	74.2	74.6	(0.4)		144.22	150.01	(3.9)	222.23	223.47	(0.6)
Key West	2	461	385.09	367.65	4.7	73.9	79.7	(5.8)		284.39	292.91	(2.9)	442.44	436.22	1.4
Denver	1	613	176.01	180.58	(2.5)	85.3	75.8	9.5		150.15	136.97	9.6	223.84	201.58	11.0
Miami	2	901	176.61	181.89	(2.9)	88.2	90.4	(2.2)		155.73	164.41	(5.3)	220.52	227.51	(3.1)
Washington, D.C.	4	1,486	184.49	180.27	2.3	77.2	77.5	(0.3)		142.35	139.60	2.0	195.93	194.20	0.9
Seattle	3	1,441	155.94	160.75	(3.0)	80.5	84.7	(4.2)		125.56	136.15	(7.8)	169.95	178.64	(4.9)
Other	12	3,522	180.74	180.77	(0.0)	79.2	78.2	1.0		143.13	141.30	1.3	189.88	187.39	1.3
Total Domestic	53	28,473	$224.48	$222.11	1.1%	83.3%	82.9%	0.4%	pts	$186.97	$184.18	1.5%	$283.36	$275.49	2.9%

Total International	1	503	$175.16	$162.03	8.1%	69.5%	71.4%	(1.9)%	pts	$121.78	$115.68	5.3%	$177.89	$168.32	5.7%
All Markets	54	28,976	$223.78	$221.23	1.2%	83.1%	82.8%	0.3%	pts	$185.86	$183.01	1.6%	$281.55	$273.66	2.9%

(1)	Assumes hotels were acquired on January 1, 2018.
(2)	Presented on a currency neutral basis (prior periods are reflected using the current period exchange rates).
(3)	Calculated based on unrounded numbers.

26 |

Portfolio and Operating Metrics (continued)

Pro-forma Comparable Hotels by Market: Full Year 2019 vs. Full Year 2018

(unaudited, dollars in millions)			Pro-forma Comparable Hotel Adjusted EBITDA(1)			Pro-forma Comparable Hotel Revenue(1)			Pro-forma Comparable Hotel Adjusted EBITDA Margin(1)
	Hotels	Rooms	2019	2018(2)	Change(3)	2019	2018(2)	Change(3)	2019	2018(2)	Change
Hawaii	2	3,504	$213	$192	11.1%	$575	$529	8.8%	37.0%	36.2%	80	bps
San Francisco	6	4,136	154	145	5.6	507	480	5.6	30.3	30.3	—
Orlando	3	2,325	87	91	(3.9)	272	270	0.6	32.0	33.5	(150)
New Orleans	2	1,719	56	54	2.3	152	151	0.4	36.7	36.0	70
Boston	3	1,536	48	49	(2.1)	148	147	0.6	32.7	33.6	(90)
New York	1	1,878	47	53	(11.2)	284	287	(1.0)	16.5	18.4	(190)
Southern California	7	2,145	60	55	9.6	190	181	4.9	31.5	30.1	140
Chicago	5	2,806	45	46	(2.2)	228	229	(0.6)	19.8	20.1	(30)
Key West	2	461	28	29	(3.1)	74	73	1.4	37.2	38.9	(170)
Denver	1	613	20	17	12.1	50	45	11.0	39.2	38.8	40
Miami	2	901	25	29	(12.8)	73	75	(3.1)	34.6	38.5	(390)
Washington, D.C.	4	1,486	28	28	2.0	106	105	0.9	26.7	26.4	30
Seattle	3	1,441	18	23	(19.5)	89	94	(4.9)	20.6	24.4	(380)
Other	12	3,522	56	56	(0.0)	244	242	1.5	23.3	23.7	(40)
Total Domestic	53	28,473	$885	$867	2.1%	$2,992	$2,908	2.9%	29.6%	29.8%	(20)	bps

Total International	1	503	$10	$10	4.1%	$33	$31	5.7%	30.3%	30.8%	(50)	bps
All Markets	54	28,976	$895	$877	2.1%	$3,025	$2,939	3.0%	29.6%	29.9%	(30)	bps

(1)	Assumes hotels were acquired on January 1, 2018.
(2)	Presented on a currency neutral basis (prior periods are reflected using the current period exchange rates).
(3)	Calculated based on unrounded numbers.

27 |

Portfolio and Operating Metrics (continued)

Core Hotels: Q4 2019 vs. Q4 2018

	(unaudited)	ADR			Occupancy				RevPAR			Total RevPAR
		4Q19	4Q18(1)	Change(2)	4Q19	4Q18	Change		4Q19	4Q18(1)	Change(2)	4Q19	4Q18(1)	Change(2)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$268.73	$251.36	6.9%	89.9%	92.5%	(2.6)%	pts	$241.50	$232.31	4.0%	$387.74	$379.94	2.1%
2	Hilton Waikoloa Village	233.41	224.45	4.0	78.7	63.5	15.2		183.59	142.46	28.9	354.36	278.72	27.1
3	Hilton San Francisco Union Square	266.54	260.95	2.1	86.7	86.4	0.3		231.17	225.58	2.5	330.37	320.31	3.1
4	Parc 55 San Francisco - a Hilton Hotel	269.99	255.20	5.8	88.6	90.2	(1.6)		239.23	230.24	3.9	279.64	266.17	5.1
5	Le Meridien San Francisco	298.86	298.61	0.1	91.8	91.0	0.8		274.33	271.70	1.0	330.19	330.78	(0.2)
6	JW Marriott San Francisco Union Square	325.28	310.50	4.8	92.5	94.1	(1.6)		300.78	292.20	2.9	377.92	371.43	1.7
7	Hyatt Centric Fisherman's Wharf	249.25	224.67	10.9	87.5	94.1	(6.6)		218.12	211.42	3.2	290.16	276.74	4.9
8	Hotel Adagio, Autograph Collection	289.56	272.36	6.3	84.8	78.4	6.4		245.53	213.65	14.9	276.10	236.72	16.6
9	Hilton Orlando Bonnet Creek	178.80	178.06	0.4	81.1	79.2	1.9		144.99	140.95	2.9	301.79	307.81	(2.0)
10	Waldorf Astoria Orlando	295.64	288.77	2.4	88.5	84.2	4.3		261.50	243.10	7.6	475.79	441.45	7.8
11	Hilton Orlando Lake Buena Vista	167.71	158.88	5.6	82.6	81.7	0.9		138.53	129.87	6.7	238.68	226.99	5.1
12	Hilton New Orleans Riverside	186.26	191.89	(2.9)	67.1	70.0	(2.9)		124.95	134.30	(7.0)	217.37	228.40	(4.8)
13	Hyatt Regency Boston	232.93	241.38	(3.5)	93.4	92.2	1.2		217.54	222.64	(2.3)	294.47	283.83	3.7
14	Hilton Boston Logan Airport	223.57	248.63	(10.1)	82.6	78.5	4.1		184.70	195.12	(5.3)	244.29	248.92	(1.9)
15	Boston Marriott Newton	188.59	201.55	(6.4)	69.6	71.7	(2.1)		131.22	144.57	(9.2)	231.93	243.46	(4.7)
16	New York Hilton Midtown	322.09	339.98	(5.3)	94.3	93.8	0.5		303.70	318.72	(4.7)	496.97	506.96	(2.0)
17	Hilton Santa Barbara Beachfront Resort	257.21	253.94	1.3	78.9	73.6	5.3		202.88	186.90	8.6	359.91	311.85	15.4
18	Hyatt Regency Mission Bay Spa and Marina	162.13	164.45	(1.4)	72.5	80.7	(8.2)		117.60	132.77	(11.4)	237.99	253.78	(6.2)
19	Hotel Indigo San Diego Gaslamp Quarter	170.74	201.16	(15.1)	86.0	84.3	1.7		146.84	169.67	(13.5)	179.54	204.73	(12.3)
20	Hilton Checkers Los Angeles	225.27	221.19	1.8	82.5	89.9	(7.4)		185.95	198.88	(6.5)	214.31	224.85	(4.7)
21	Hilton Chicago	196.34	215.13	(8.7)	74.0	70.2	3.8		145.27	150.97	(3.8)	258.42	261.44	(1.2)
22	W Chicago - City Center	260.06	259.15	0.4	67.1	66.1	1.0		174.47	171.39	1.8	227.06	224.75	1.0
23	W Chicago - Lakeshore	205.49	203.66	0.9	66.6	70.0	(3.4)		136.88	142.48	(3.9)	179.03	189.37	(5.5)
24	Casa Marina, A Waldorf Astoria Resort	389.57	366.29	6.4	82.9	79.7	3.2		322.94	291.75	10.7	579.16	439.36	31.8
25	The Reach Key West, Curio Collection	418.50	348.64	20.0	18.9	73.6	(54.7)		79.18	256.58	(69.1)	149.47	371.61	(59.8)
26	Hilton Denver City Center	165.88	176.49	(6.0)	82.9	71.0	11.9		137.60	125.35	9.8	208.17	185.50	12.2
27	Royal Palm South Beach Miami	210.44	205.78	2.3	90.3	94.5	(4.2)		190.05	194.56	(2.3)	258.29	265.14	(2.6)
28	DoubleTree Hotel Washington DC – Crystal City	160.72	157.27	2.2	67.4	68.2	(0.8)		108.29	107.17	1.0	153.73	153.66	0.0
29	DoubleTree Hotel San Jose	211.95	231.40	(8.4)	81.4	76.4	5.0		172.57	176.91	(2.5)	274.19	257.57	6.5
30	Juniper Hotel Cupertino, Curio Collection	234.09	241.68	(3.1)	79.7	83.7	(4.0)		186.51	202.28	(7.8)	228.67	243.48	(6.1)
	Sub-total Core Hotels	$242.23	$242.12	0.0%	82.0%	81.5%	0.5%	pts	$198.67	$197.29	0.7%	$311.68	$304.68	2.3%

	All Other Hotels	$157.81	$156.70	0.7%	77.0%	70.5%	6.5%	pts	$121.44	$110.55	9.8%	$199.46	$173.13	15.2%

	Total Consolidated Portfolio(3)	$219.22	$215.27	1.8%	80.6%	77.7%	2.9%	pts	$176.63	$167.26	5.6%	$279.66	$259.13	7.9%

	Non-Comparable Hotels(4)	$185.82	$158.98	16.9%	73.4%	60.7%	12.7%	pts	$136.39	$96.53	41.3%	$371.92	$181.62	104.8%

	Total Pro-forma Comparable Hotels(3)	$220.54	$221.27	(0.3)%	80.9%	80.1%	0.8%	pts	$178.39	$177.21	0.7%	$275.63	$270.04	2.1%

(1)	Presented on a currency neutral basis (prior periods are reflected using the current period exchange rates).
(2)	Calculated based on unrounded numbers.
(3)	Assumes hotels were acquired on January 1, 2018.
(4)	Includes the Caribe Hilton and assets disposed of in 2018 and 2019.

28 |

Portfolio and Operating Metrics (continued)

Core Hotels: Q4 2019 vs. Q4 2018

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin
		4Q19	4Q18(1)	Change(2)	4Q19	4Q18(1)	Change(2)	4Q19	4Q18(1)	Change
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$39	$38	2.2%	$102	$100	2.1%	37.9%	37.8%	10	bps
2	Hilton Waikoloa Village	10	6	69.5	36	28	27.1	27.7	20.8	690
3	Hilton San Francisco Union Square	14	14	(4.2)	58	56	3.1	23.1	24.9	(180)
4	Parc 55 San Francisco - a Hilton Hotel	7	7	6.1	26	25	5.1	28.0	27.7	30
5	Le Meridien San Francisco	3	4	(11.1)	11	11	(0.2)	30.0	33.7	(370)
6	JW Marriott San Francisco Union Square	3	3	(15.3)	12	12	1.7	21.9	26.3	(440)
7	Hyatt Centric Fisherman's Wharf	2	2	24.9	8	8	4.9	26.9	22.6	430
8	Hotel Adagio, Autograph Collection	1	1	11.4	4	4	16.6	30.1	31.5	(140)
9	Hilton Orlando Bonnet Creek	9	9	(8.2)	28	29	(2.0)	31.3	33.4	(210)
10	Waldorf Astoria Orlando	7	7	5.1	22	20	7.8	33.9	34.8	(90)
11	Hilton Orlando Lake Buena Vista	5	5	3.0	18	17	5.1	30.1	30.7	(60)
12	Hilton New Orleans Riverside	11	12	(2.4)	32	34	(4.8)	34.7	33.8	90
13	Hyatt Regency Boston	5	5	1.6	14	13	3.7	38.9	39.7	(80)
14	Hilton Boston Logan Airport	4	4	(3.9)	14	14	(1.0)	26.2	27.0	(80)
15	Boston Marriott Newton	3	3	(16.4)	9	10	(4.7)	29.0	33.0	(400)
16	New York Hilton Midtown	22	24	(7.5)	86	88	(2.0)	25.8	27.3	(150)
17	Hilton Santa Barbara Beachfront Resort	6	4	22.5	12	10	15.4	46.2	43.5	270
18	Hyatt Regency Mission Bay Spa and Marina	1	2	(18.1)	10	10	(4.3)	13.2	15.4	(220)
19	Hotel Indigo San Diego Gaslamp Quarter	1	2	(26.9)	3	4	(12.3)	33.9	40.7	(680)
20	Hilton Checkers Los Angeles	1	1	(9.8)	4	4	(4.7)	30.4	32.1	(170)
21	Hilton Chicago	7	8	(11.6)	37	37	(1.2)	18.9	21.1	(220)
22	W Chicago - City Center	2	1	75.5	8	8	1.0	23.0	13.2	980
23	W Chicago - Lakeshore	1	1	(13.0)	9	9	(5.5)	12.6	13.7	(110)
24	Casa Marina, A Waldorf Astoria Resort	7	4	62.1	17	13	31.8	43.7	35.5	820
25	The Reach Key West, Curio Collection	—	2	(106.2)	2	5	(59.8)	(5.2)	33.9	(3,910)
26	Hilton Denver City Center	4	4	10.2	12	10	12.2	37.2	37.9	(70)
27	Royal Palm South Beach Miami	4	4	(2.6)	9	10	(2.6)	38.8	38.8	—
28	DoubleTree Hotel Washington DC – Crystal City	2	2	2.0	9	9	0.0	21.1	20.7	40
29	DoubleTree Hotel San Jose	4	3	16.0	13	12	6.5	28.8	26.4	240
30	Juniper Hotel Cupertino, Curio Collection	2	2	(36.1)	5	5	(6.1)	32.5	47.8	(1,530)
	Sub-total Core Hotels	$187	$184	1.3%	$630	$615	2.4%	29.7%	30.0%	(30)	bps

	All Other Hotels	$42	$44	(3.1)%	$161	$186	(13.1)%	26.3%	23.6%	270	bps

	Total Consolidated Portfolio(3)	$229	$228	0.5%	$791	$801	(1.2)%	29.0%	28.5%	50	bps

	Non-Comparable Hotels(4)	$18	$18	(2.3)%	$44	$69	(36.5)%	40.4%	26.2%	1,420	bps

	Total Pro-forma Comparable Hotels(3)	$211	$210	0.7%	$747	$732	2.1%	28.3%	28.7%	(40)	bps

(1)	Presented on a currency neutral basis (prior periods are reflected using the current period exchange rates).
(2)	Calculated based on unrounded numbers.
(3)	Assumes hotels were acquired on January 1, 2018.
(4)	Includes the Caribe Hilton and assets disposed of in 2018 and 2019.

29 |

Portfolio and Operating Metrics (continued)

Core Hotels: Full Year 2019 vs. Full Year 2018

	(unaudited)	ADR			Occupancy				RevPAR			Total RevPAR
		2019	2018(1)	Change(2)	2019	2018	Change		2019	2018(1)	Change(2)	2019	2018(1)	Change(2)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$267.55	$259.17	3.2%	93.0%	94.0%	(1.0)%	pts	$248.79	$243.56	2.1%	$398.46	$383.65	3.9%
2	Hilton Waikoloa Village	236.25	228.27	3.5	81.2	70.9	10.3		191.94	161.92	18.5	393.60	317.00	24.2
3	Hilton San Francisco Union Square	280.40	268.52	4.4	89.2	86.5	2.7		250.15	232.24	7.7	350.97	328.72	6.8
4	Parc 55 San Francisco - a Hilton Hotel	280.62	264.72	6.0	90.2	91.0	(0.8)		253.02	240.81	5.1	288.18	278.60	3.4
5	Le Meridien San Francisco	316.09	304.52	3.8	94.8	94.9	(0.1)		299.57	288.97	3.7	352.94	344.54	2.4
6	JW Marriott San Francisco Union Square	353.56	332.96	6.2	93.8	93.2	0.6		331.52	310.32	6.8	411.90	388.03	6.1
7	Hyatt Centric Fisherman's Wharf	259.83	244.14	6.4	94.8	97.1	(2.3)		246.30	237.00	3.9	315.14	297.03	6.1
8	Hotel Adagio, Autograph Collection	304.64	287.77	5.9	90.1	88.0	2.1		274.59	253.20	8.4	302.11	280.63	7.7
9	Hilton Orlando Bonnet Creek	186.00	185.82	0.1	78.0	77.3	0.7		145.01	143.56	1.0	332.51	338.43	(1.7)
10	Waldorf Astoria Orlando	286.97	281.42	2.0	79.3	78.7	0.6		227.58	221.44	2.8	432.16	414.29	4.3
11	Hilton Orlando Lake Buena Vista	163.32	162.66	0.4	81.1	82.6	(1.5)		132.42	134.31	(1.4)	237.10	234.97	0.9
12	Hilton New Orleans Riverside	190.99	188.11	1.5	72.5	74.1	(1.6)		138.56	139.49	(0.7)	239.57	237.57	0.8
13	Hyatt Regency Boston	247.37	247.80	(0.2)	94.3	93.5	0.8		233.24	231.56	0.7	299.95	289.02	3.8
14	Hilton Boston Logan Airport	240.93	241.59	(0.3)	85.7	87.0	(1.3)		206.46	210.21	(1.8)	263.64	265.39	(0.7)
15	Boston Marriott Newton	187.15	189.67	(1.3)	73.2	75.4	(2.2)		137.00	142.99	(4.2)	222.15	229.68	(3.3)
16	New York Hilton Midtown	280.82	293.08	(4.2)	90.9	88.7	2.2		255.22	259.93	(1.8)	413.98	417.90	(0.9)
17	Hilton Santa Barbara Beachfront Resort	276.61	269.53	2.6	83.0	71.3	11.7		229.69	192.19	19.5	369.90	299.24	23.6
18	Hyatt Regency Mission Bay Spa and Marina	183.59	182.34	0.7	78.5	85.7	(7.2)		144.13	156.25	(7.8)	269.97	279.76	(3.5)
19	Hotel Indigo San Diego Gaslamp Quarter	197.98	207.33	(4.5)	89.1	89.5	(0.4)		176.41	185.66	(5.0)	211.17	220.77	(4.3)
20	Hilton Checkers Los Angeles	224.32	225.74	(0.6)	86.1	93.6	(7.5)		193.23	211.37	(8.6)	222.04	241.67	(8.1)
21	Hilton Chicago	194.64	204.89	(5.0)	75.4	74.2	1.2		146.69	152.05	(3.5)	256.16	253.57	1.0
22	W Chicago - City Center	252.85	256.31	(1.4)	71.8	71.5	0.3		181.65	183.43	(1.0)	229.49	230.32	(0.4)
23	W Chicago - Lakeshore	205.96	206.04	(0.0)	69.5	74.8	(5.3)		143.22	154.20	(7.1)	189.77	199.24	(4.8)
24	Casa Marina, A Waldorf Astoria Resort	387.40	377.47	2.6	83.2	79.2	4.0		322.43	299.15	7.8	510.27	452.70	12.7
25	The Reach Key West, Curio Collection	377.74	347.62	8.7	54.4	80.5	(26.1)		205.51	279.98	(26.6)	301.80	402.05	(24.9)
26	Hilton Denver City Center	176.01	180.58	(2.5)	85.3	75.8	9.5		150.15	136.97	9.6	223.84	201.58	11.0
27	Royal Palm South Beach Miami	205.59	212.88	(3.4)	93.0	95.7	(2.7)		191.21	203.75	(6.2)	264.17	282.06	(6.3)
28	DoubleTree Hotel Washington DC – Crystal City	163.90	161.29	1.6	72.7	74.4	(1.7)		119.11	119.90	(0.7)	163.61	167.23	(2.2)
29	DoubleTree Hotel San Jose	226.42	229.13	(1.2)	84.3	84.1	0.2		190.78	192.58	(0.9)	273.30	269.62	1.4
30	Juniper Hotel Cupertino, Curio Collection	250.40	246.88	1.4	82.7	87.6	(4.9)		207.19	216.32	(4.2)	246.25	260.71	(5.5)
	Sub-total Core Hotels	$243.50	$240.40	1.3%	84.1%	83.5%	0.6%	pts	$204.67	$200.79	1.9%	$316.46	$306.35	3.3%

	All Other Hotels	$163.35	$161.64	1.1%	77.1%	74.4%	2.7%	pts	$125.90	$120.18	4.8%	$183.86	$174.61	5.3%

	Total Consolidated Portfolio(3)	$220.82	$214.61	2.9%	82.0%	80.3%	1.7%	pts	$180.97	$172.30	5.0%	$276.56	$259.78	6.5%

	Non-Comparable Hotels(4)	$164.63	$159.38	3.3%	65.4%	64.4%	1.0%	pts	$107.72	$102.64	4.9%	$201.76	$169.55	19.0%

	Total Pro-forma Comparable Hotels(3)	$223.78	$221.23	1.2%	83.1%	82.8%	0.3%	pts	$185.86	$183.01	1.6%	$281.55	$273.66	2.9%

(1)	Presented on a currency neutral basis (prior periods are reflected using the current period exchange rates).
(2)	Calculated based on unrounded numbers.
(3)	Assumes hotels were acquired on January 1, 2018.
(4)	Includes the Caribe Hilton and assets disposed of in 2018 and 2019.

30 |

Portfolio and Operating Metrics (continued)

Core Hotels: Full Year 2019 vs. Full Year 2018

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin
		2019	2018(1)	Change(2)	2019	2018(1)	Change(2)	2019	2018(1)	Change
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$163	$159	2.7%	$416	$401	3.9%	39.2%	39.7%	(50)	bps
2	Hilton Waikoloa Village	50	33	51.8	160	128	24.2	31.3	25.6	570
3	Hilton San Francisco Union Square	72	67	8.1	246	230	6.8	29.2	28.8	40
4	Parc 55 San Francisco - a Hilton Hotel	34	33	2.9	108	104	3.4	31.5	31.7	(20)
5	Le Meridien San Francisco	16	16	(0.3)	46	45	2.4	34.9	35.9	(100)
6	JW Marriott San Francisco Union Square	14	14	(0.2)	52	49	6.1	26.6	28.3	(170)
7	Hyatt Centric Fisherman's Wharf	11	10	18.0	36	34	6.1	30.8	27.7	310
8	Hotel Adagio, Autograph Collection	7	7	1.9	19	18	7.7	35.8	37.8	(200)
9	Hilton Orlando Bonnet Creek	42	46	(8.0)	122	125	(1.7)	34.3	36.6	(230)
10	Waldorf Astoria Orlando	24	23	4.7	79	76	4.3	29.8	29.7	10
11	Hilton Orlando Lake Buena Vista	22	22	(4.1)	70	70	0.9	30.5	32.1	(160)
12	Hilton New Orleans Riverside	54	52	4.2	142	141	0.8	38.0	36.8	120
13	Hyatt Regency Boston	22	21	3.1	55	53	3.8	40.2	40.5	(30)
14	Hilton Boston Logan Airport	16	17	(4.2)	58	58	0.0	28.0	29.2	(120)
15	Boston Marriott Newton	10	11	(9.3)	35	36	(3.3)	28.6	30.5	(190)
16	New York Hilton Midtown	47	53	(11.2)	284	287	(1.0)	16.5	18.4	(190)
17	Hilton Santa Barbara Beachfront Resort	22	15	45.9	49	39	23.6	45.6	38.6	700
18	Hyatt Regency Mission Bay Spa and Marina	8	9	(9.9)	43	44	(1.7)	19.7	21.5	(180)
19	Hotel Indigo San Diego Gaslamp Quarter	6	7	(9.0)	16	17	(4.3)	40.1	42.1	(200)
20	Hilton Checkers Los Angeles	5	6	(16.2)	16	17	(8.1)	31.8	34.9	(310)
21	Hilton Chicago	28	28	(0.6)	144	143	1.0	19.1	19.4	(30)
22	W Chicago - City Center	8	7	9.0	34	34	(0.4)	24.1	22.0	210
23	W Chicago - Lakeshore	6	7	(12.7)	36	38	(4.8)	17.4	19.0	(160)
24	Casa Marina, A Waldorf Astoria Resort	23	20	12.0	58	51	12.7	39.4	39.7	(30)
25	The Reach Key West, Curio Collection	5	8	(40.6)	17	22	(24.9)	29.4	37.2	(780)
26	Hilton Denver City Center	20	17	12.1	50	45	11.0	39.2	38.8	40
27	Royal Palm South Beach Miami	14	17	(17.1)	38	40	(6.3)	38.0	43.0	(500)
28	DoubleTree Hotel Washington DC – Crystal City	8	9	(8.7)	37	38	(2.2)	22.1	23.7	(160)
29	DoubleTree Hotel San Jose	15	15	(1.8)	50	50	1.4	29.9	30.9	(100)
30	Juniper Hotel Cupertino, Curio Collection	7	9	(16.3)	20	21	(5.5)	35.7	40.3	(460)
	Sub-total Core Hotels	$779	$758	2.8%	$2,536	$2,454	3.4%	30.7%	30.9%	(20)	bps

	All Other Hotels	$152	$184	(17.2)%	$634	$765	(17.1)%	24.0%	24.0%	0	bps

	Total Consolidated Portfolio(3)	$931	$942	(1.1)%	$3,170	$3,219	(1.5)%	29.4%	29.3%	10	bps

	Non-Comparable Hotels(4)	$36	$65	(45.0)%	$145	$280	(48.3)%	24.6%	23.1%	150	bps

	Total Pro-forma Comparable Hotels(3)	$895	$877	2.1%	$3,025	$2,939	3.0%	29.6%	29.9%	(30)	bps

(1)	Presented on a currency neutral basis (prior periods are reflected using the current period exchange rates).
(2)	Calculated based on unrounded numbers.
(3)	Assumes hotels were acquired on January 1, 2018.
(4)	Includes the Caribe Hilton and assets disposed of by Park in 2018 and 2019.

31 |

Properties Acquired & Sold

Acquisitions & W New Orleans French Quarter

32 |

Properties Acquired and Sold

Properties Acquired

Hotel	Location	Room Count

Chesapeake Lodging Trust Acquisition (1)
Hilton Denver City Center	Denver, CO	613
W Chicago – Lakeshore	Chicago, IL	520
Hyatt Regency Boston	Boston, MA	502
Hyatt Regency Mission Bay Spa and Marina	San Diego, CA	438
Boston Marriott Newton	Newton, MA	430
Le Meridien New Orleans(2)	New Orleans, LA	410
W Chicago – City Center	Chicago, IL	403
Royal Palm South Beach Miami, a Tribute Portfolio Resort	Miami Beach, FL	393
Le Meridien San Francisco	San Francisco, CA	360
JW Marriott San Francisco Union Square	San Francisco, CA	344
Hyatt Centric Fisherman’s Wharf	San Francisco, CA	316
Hotel Indigo San Diego Gaslamp Quarter	San Diego, CA	210
Courtyard Washington Capitol Hill/Navy Yard	Washington, DC	204
Homewood Suites by Hilton Seattle Convention Center Pike Street	Seattle, WA	195
Hilton Checkers Los Angeles	Los Angeles, CA	193
Ace Hotel Downtown Los Angeles(2)	Los Angeles, CA	182
Hotel Adagio, Autograph Collection	San Francisco, CA	171
W New Orleans – French Quarter	New Orleans, LA	97
		5,981

(1)	Chesapeake acquisition closed in September 2019 for total consideration of approximately $2.5 billion, including acquisition costs.
(2)	Sold in December 2019.

33 |

Properties Acquired and Sold (continued)

Properties Sold

Hotel	Location	Month Sold	Room Count	Gross Proceeds
				(in millions)
2018 Sales:

Hilton Rotterdam	Rotterdam, Netherlands	January 2018	254	$62.2
Embassy Suites Portfolio - 3 Hotels	Domestic US	February 2018	676	95.8
UK Portfolio - 7 Hotels	United Kingdom	February 2018	1,334	188.5
Hilton Durban	Durban, South Africa	February 2018	328	32.5
Hilton Berlin(1)	Berlin, Germany	May 2018	601	140.0

2018 Total			3,193	$519.0

2019 Sales:

Pointe Hilton Squaw Peak Resort	Phoenix, Arizona	February 2019	563	$51.4
Hilton Nuremberg	Nuremberg, Germany	March 2019	152	17.5
Hilton Atlanta Airport	Atlanta, Georgia	June 2019	507	101.0

Hilton New Orleans Airport(2)	New Orleans, Louisiana	June 2019	317	48.0
Embassy Suites Parsippany(2)	Parsippany, New Jersey	June 2019	274	17.0
			591	65.0

Conrad Dublin(3)	Dublin, Ireland	November 2019	192	61.0
Ace Hotel Downtown Los Angeles	Los Angeles, California	December 2019	182	117.0
Le Meridien New Orleans	New Orleans, Louisiana	December 2019	410	84.0

2019 Total			2,597	$496.9

2020 Sales:

Hilton São Paulo Morumbi	São Paulo, Brazil	February 2020	503	$117.5
Embassy Suites Washington DC Georgetown	Washington, D.C.	February 2020	197	90.4

2020 Total			700	$207.9

Grand Total(4)			6,490	$1,223.8

(1)	The unconsolidated hotel was sold for total gross proceeds of approximately $350 million, of which $140 million represents Park’s pro rata share.
(2)	Hotels were sold as a portfolio in the same transaction.
(3)	The unconsolidated hotel was sold for total gross proceeds of approximately $128 million, of which $61 million represents Park’s pro rata share.
(4)	To date, Park has sold a total of 23 hotels. In addition, in December 2019, Park terminated the ground lease on the Hilton Sheffield Hotel.

34 |

Debt Summary

Debt Summary Casa Marina, a Waldorf Astoria Resort Hilton Orlando Bonnet Creek New York Hilton Midtown

35 |

Debt Summary

Fixed and Variable Rate Debt

(unaudited, dollars in millions)
Debt	Collateral	Interest Rate	Maturity Date	As of December 31, 2019
Fixed Rate Debt
Mortgage loan	DoubleTree Hotel Spokane City Center	3.55%	October 2020	$12
Mortgage loan	Hilton Denver City Center	4.90%	August 2022	61
Mortgage loan	Hilton Checkers Los Angeles	4.11%	March 2023	28
Mortgage loan	W Chicago - City Center	4.25%	August 2023	78
Commercial mortgage-backed securities loan	Hilton San Francisco Union Square, Parc 55 San Francisco - a Hilton Hotel	4.11%	November 2023	725
Mortgage loan	Hyatt Regency Boston	4.25%	July 2026	141
Commercial mortgage-backed securities loan	Hilton Hawaiian Village Beach Resort	4.20%	November 2026	1,275
Mortgage loan	Hilton Santa Barbara Beachfront Resort	4.17%	December 2026	165
Capital lease obligations		3.07%	2021 to 2022	1
Total Fixed Rate Debt		4.19%(1)		2,486

Variable Rate Debt
Revolving credit facility(2)	Unsecured	L + 1.60%	December 2021(3)	—
2016 Term loan	Unsecured	L + 1.55%	December 2021	700
Mortgage loan	DoubleTree Hotel Ontario Airport	L + 2.25%	May 2022(3)	30
2019 Term Facility	Unsecured	L + 1.50%	September 2024	670
Total Variable Rate Debt		3.27%(1)		1,400

Add: unamortized premium				3
Less: unamortized deferred financing costs and discount				(18)
Total Debt(4)		3.86%(1)		$3,871

(1)	Calculated on a weighted average basis.
(2)	$1 billion available.
(3)	Assumes the exercise of all extensions that are exercisable solely at Park’s option.
(4)	Excludes $225 million of Park’s share of debt of its unconsolidated joint ventures.

36 |

Definitions

Definitions Hilton Orlando Bonnet Creek Hilton Denver City Center W Chicago –City Center

37 |

Definitions

Pro-forma Comparable Hotels

The Company presents certain data for its consolidated hotels on a pro-forma comparable hotel basis as supplemental information for investors: Pro-forma Comparable RevPAR, Pro-forma Comparable Occupancy, Pro-forma Comparable ADR, Pro-forma Comparable Total RevPAR, Pro-forma Comparable Hotel Adjusted EBITDA and Pro-forma Comparable Hotel Adjusted EBITDA Margin. The Company presents pro-forma comparable hotel results to help the Company and its investors evaluate the ongoing operating performance of its comparable hotels. The Company includes in pro-forma comparable hotels the operating results from the 16 hotels acquired in the Chesapeake merger in September 2019 that remain in the portfolio as of December 31, 2019 as if they were owned as of the beginning of each of the periods presented. Pro-forma comparable hotels also include the operating results for Park legacy hotels that: (i) were active and operating since January 1st of the previous year, and (ii) have not sustained substantial property damage or business interruption, have not undergone large-scale capital projects and for which comparable results are not available. Due to the effects of business interruption from Hurricane Maria at the Caribe Hilton in Puerto Rico during the first half of 2019, the results from this property were excluded from pro-forma comparable hotels in 2019. Additionally, Park’s pro-forma comparable hotels also exclude the 12 consolidated hotels that were sold in January and February 2018, one consolidated hotel that was returned to the lessor after the expiration of the ground lease in December 2018, one hotel returned to the lessor upon early termination of the ground lease in December 2019, and seven consolidated hotels that were sold in 2019. Of the 55 hotels that are consolidated as of December 31, 2019, 54 hotels have been classified as pro-forma comparable hotels.

EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin

Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), presented herein, reflects net income excluding depreciation and amortization, interest income, interest expense, income taxes and interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates.

Adjusted EBITDA, presented herein, is calculated as EBITDA, as previously defined, further adjusted to exclude:

•      Gains or losses on sales of assets for both consolidated and unconsolidated investments;

•      Gains or losses on foreign currency transactions;

•      Transition expense related to the Company’s establishment as an independent, publicly-traded company;

•      Costs associated with hotel acquisitions or dispositions expensed during the period;

•      Severance expense;

•      Share-based compensation expense;

•      Casualty gains or losses and impairment losses; and

•      Other items that management believes are not representative of the Company’s current or future operating performance.

Hotel Adjusted EBITDA measures hotel-level results before debt service, depreciation and corporate expenses of the Company’s consolidated hotels, including both comparable and non-comparable hotels but excluding hotels owned by unconsolidated affiliates, and is a key measure of the Company’s profitability. The Company presents Hotel Adjusted EBITDA to help the Company and its investors evaluate the ongoing operating performance of the Company’s consolidated hotels.

Hotel Adjusted EBITDA margin is calculated as Hotel Adjusted EBITDA divided by total hotel revenue.

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Definitions (continued)

EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are not recognized terms under United States (“U.S.”) GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin may not be comparable to similarly titled measures of other companies.

The Company believes that EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are among the measures used by the Company’s management team to make day-to-day operating decisions and evaluate its operating performance between periods and between REITs by removing the effect of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results; and (ii) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry.

EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss) or other methods of analyzing the Company’s operating performance and results as reported under U.S. GAAP.

Nareit FFO attributable to stockholders, Adjusted FFO attributable to stockholders, Nareit FFO per share – Diluted and Adjusted FFO per share – Diluted

Nareit FFO attributable to stockholders and Nareit FFO per diluted share (defined as set forth below) are presented herein as non-GAAP measures of the Company’s performance. The Company calculates funds from operations (“FFO”) attributable to stockholders for a given operating period in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), as net income (loss) attributable to stockholders (calculated in accordance with U.S. GAAP), excluding depreciation and amortization, gains or losses on sales of assets, impairment, and the cumulative effect of changes in accounting principles, plus adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect the Company’s pro rata share of the FFO of those entities on the same basis. As noted by Nareit in its December 2018 “Nareit Funds from Operations White Paper – 2018 Restatement,” since real estate values historically have risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For these reasons, Nareit adopted the FFO metric in order to promote an industry-wide measure of REIT operating performance.  The Company believes Nareit FFO provides useful information to investors regarding its operating performance and can facilitate comparisons of operating performance between periods and between REITS.  The Company’s presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current Nareit definition, or that interpret the current Nareit definition differently.  The Company calculates Nareit FFO per diluted share as Nareit FFO divided by the number of fully diluted shares outstanding during a given operating period.

The Company also presents Adjusted FFO attributable to stockholders and Adjusted FFO per diluted share when evaluating its performance because management believes that the exclusion of certain additional items described below provides useful supplemental information to investors regarding the Company’s ongoing operating performance. Management historically has made the adjustments detailed below in evaluating its performance and in its annual budget process. Management believes that the presentation of Adjusted FFO provides useful supplemental information that is beneficial to an investor’s complete understanding of operating performance. The Company adjusts Nareit FFO attributable to stockholders for the following items, which may occur in any period, and refers to this measure as Adjusted FFO attributable to stockholders:

•      Gains or losses on foreign currency transactions;

•      Transition expense related to the Company’s establishment as an independent, publicly-traded company;

•      Costs associated with hotel acquisitions or dispositions expensed during the period;

•      Severance expense;

•      Share-based compensation expense;

•      Casualty gains or losses; and

•      Other items that management believes are not representative of the Company’s current or future operating performance.

Net Debt

Net debt, presented herein, is a non-GAAP financial measure that the Company uses to evaluate its financial leverage. Net debt is calculated as (i) long-term debt, including current maturities and excluding unamortized deferred financing costs; and (ii) the Company’s share of investments in affiliate debt, excluding unamortized deferred financing costs; reduced by (a) cash and cash equivalents; and (b) restricted cash and cash equivalents.

The Company believes Pro-forma Net debt provides useful information about its indebtedness to investors as it is frequently used by securities analysts, investors and other interested parties to compare the indebtedness of companies. Net debt should not be considered as a substitute to debt presented in accordance with U.S. GAAP. Net debt may not be comparable to a similarly titled measure of other companies.

Net Debt to Pro-forma Adjusted EBITDA Ratio

Net debt to Pro-forma Adjusted EBITDA ratio, presented herein, is a non-GAAP financial measure and is included as it is frequently used by securities analysts, investors and other interested parties to compare the financial condition of companies. Pro-forma Net debt to Pro-forma Adjusted EBITDA ratio should not be considered as an alternative to measures of financial condition derived in accordance with U.S. GAAP and it may not be comparable to a similarly titled measure of other companies.

Occupancy

Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels. Occupancy measures the utilization of the Company’s hotels’ available capacity. Management uses occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help management determine achievable Average Daily Rate (“ADR”) levels as demand for hotel rooms increases or decreases.

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Definitions (continued)

Average Daily Rate

ADR represents rooms revenue divided by total number of room nights sold in a given period. ADR measures average room price attained by a hotel and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. ADR is a commonly used performance measure in the hotel industry, and management uses ADR to assess pricing levels that the Company is able to generate by type of customer, as changes in rates have a more pronounced effect on overall revenues and incremental profitability than changes in occupancy, as described above.

Revenue per Available Room

Revenue per Available Room (“RevPAR”) represents rooms revenue divided by total number of room nights available to guests for a given period. Management considers RevPAR to be a meaningful indicator of the Company’s performance as it provides a metric correlated to two primary and key factors of operations at a hotel or group of hotels: occupancy and ADR. RevPAR is also a useful indicator in measuring performance over comparable periods for comparable hotels.

Total RevPAR

Total RevPAR represents rooms, food and beverage and other hotel revenues divided by the total number of room nights available to guests for a given period. Management considers Total RevPAR to be a meaningful indicator of the Company’s performance as approximately one-third of revenues are earned from food and beverage and other hotel revenues. Total RevPAR is also a useful indicator in measuring performance over comparable periods for comparable hotels.

References to RevPAR, Total RevPAR and ADR are presented on a currency neutral basis (prior periods are reflected using current period exchange rates), unless otherwise noted.

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Analyst Coverage

Analyst	Company	Phone	Email
Shaun Kelley	Bank of America	(646) 855-1005	shaun.kelley@baml.com
Anthony Powell	Barclays	(212) 526-8768	anthony.powell@barclays.com
Ari Klein	BMO Capital Markets	(212) 885-4103	ari.klein@bmo.com
Neil Malkin	Capital One Securities	(571) 633-8191	neil.malkin@capitalone.com
Smedes Rose	Citi Research	(212) 816-6243	smedes.rose@citi.com
Chris Woronka	Deutsche Bank	(212) 250-9376	chris.woronka@db.com
Richard Hightower	Evercore ISI	(212) 752-0886	rich.hightower@evercoreisi.com
Stephen Grambling	Goldman Sachs	(212) 902-7832	stephen.grambling@gs.com
Lukas Hartwich	Green Street	(949) 640-8780	lhartwich@greenst.com
David Katz	Jefferies	(212) 323-3355	dkatz@jefferies.com
Brandt Montour	JP Morgan	(212) 622-1111	brandt.a.montour@jpmorgan.com
Brian Dobson	Nomura/Instinet	(212) 310-5416	brian.dobson@instinet.com
Bill Crow	Raymond James	(727) 567-2594	bill.crow@raymondjames.com
Patrick Scholes	SunTrust	(212) 319-3915	patrick.scholes@suntrust.com
Robin Farley	UBS	(212) 713-2060	robin.farley@ubs.com
Dori Kesten	Wells Fargo	(617) 603-4262	dori.kesten@wellsfargo.com

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